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EXHIBIT 4.1




Number                                                                                                      Shares
                                 [The Knot Logo]
                                                                                                          SEE REVERSE
                                                                                                 FOR CERTAIN DEFINITIONS
                                 THE KNOT, INC.
                                                                                                        CUSIP 499184 10 9

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  Common Stock


THIS CERTIFIES THAT


IS THE HOLDER OF


         FULLY PAID AND NON-ASSESSABLE SHARES OF $0.01 PAR VALUE, OF THE COMMON STOCK OF


                                 The Knot, Inc.


hereinafter called the "Corporation", transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto (copies of which are on file in the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ Richard Szefc                                       /s/ David Liu
---------------------------                             ------------------------
CHIEF FINANCIAL OFFICER,          [SEAL]                CHIEF EXECUTIVE OFFICER,
SECRETARY                                               PRESIDENT


COUNTERSIGNED AND REGISTERED:
American Stock Transfer & Trust Company
New York, NY
Transfer Agent and Registrar



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         The Corporation will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - ____ Custodian ____
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN - as joint tenants with right of       under Uniform Gifts to Minors
         survivorship and not as tenants      Act________________
         in common                                   (State)

Additional abbreviations may also be
  used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

_________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated ___________________________________________


                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature(s) Guaranteed:


__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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